SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 13, 2008

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 291-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1	Press Release dated November 14, 2008

Item 8.01	Other Events

November 13, 2008, the Board of Directors of Rockville Bank voted No to the Federal Bail out.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKVILLE FINANCIAL, INC.
Registrant

November 14, 2008	By: /s/ Gregory A. White
Gregory A. White
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 14, 2008.